EXHIBIT 32
Certification of Periodic Report
Pursuant to 18 U.S.C. Section 1350
As adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Pursuant to, and for purposes only of, 18 U.S.C. § 1350, the undersigned hereby certify that (i) the Amendment No. 1 to the Quarterly Report of Shore Bancshares, Inc. on Form 10-Q/A for the quarter ended September 30, 2023 filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Shore Bancshares, Inc.

Date: December 22, 2023	/s/ James M. Burke
James M. Burke
President & Chief Executive Officer
(Principal Executive Officer)

Date: December 22, 2023	/s/ Todd L. Capitani
Todd L. Capitani
Executive Vice President & Chief Financial Officer
(Principal Financial Officer)